SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): November 28, 2005

                            COLONIAL BANKSHARES, INC.
                            -------------------------
               (Exact Name of Registrant as Specified in Charter)

         Federal                          0-51385                 90-0183739
-----------------------------       ---------------------      ----------------
(State or Other Jurisdiction)       (Commission File No.)     (I.R.S. Employer
      of Incorporation)                                     Identification No.)


85 West Broad Street, Bridgeton, New Jersey                 08302
-------------------------------------------                 -----
(Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (856) 451-5800
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.   Entry into a Material Definitive Agreement.

     On November 28, 2005 Colonial Bank, FSB, the wholly-owned subsidiary of Colonial Bankshares, Inc. (the "Registrant"), granted bonuses to the following "Named Executive Officers" (as defined by Item 402(a)(3) of Securities and Exchange Commission Regulation S-K).


                Name                        Bonus Grant
        --------------------------       -----------------
        Edward J. Geletka                   $  29,610
        L. Joseph Stella, III               $  22,700
        Richard W. Dapp                     $   4,935


Item 9.01.   Financial Statements and Exhibits.

      (a) Not Applicable.

      (b) Not Applicable.

      (c) Exhibits.

          None.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                       COLONIAL BANKSHARES, INC.



DATE: November 29, 2005                By: /s/ Edward J. Geletka
                                           ----------------------------------
                                           Edward J. Geletka
                                           President and Chief Executive Officer